UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADISYS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RADISYS CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, August 18, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:

http://bnymellon.mobular.net/bnymellon/rsys

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 4, 2009 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control when requesting materials)

Telephone: 1-888-313-0164

Email: shrrelations@bnymellon.com

(you must reference your 11-digit control number in your email)

Internet: http://bnymellon.mobular.net/bnymellon/rsys

Dear RadiSys Corporation Shareholder:

The 2009 annual meeting of shareholders of RadiSys Corporation will be held at our offices in Hillsboro at 5445 NE Dawson Creek Drive, Hillsboro, Oregon 97124, on Tuesday, August 18, 2009, at 8:30 a.m. (local time).

Proposals to be considered at the 2009 annual meeting:

(1) to elect eight Directors, each to serve until the next annual meeting of shareholders or until a successor has been elected and qualified;

(2) to ratify the Audit Commitee’s appointment of KPMG, LLP as our independent registered public accounting firm;

(3) to approve an employee stock option exchange program;

(4) to approve an amendment of the RadiSys Corporation 1996 Employee Stock Purchase Plan

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.

Only shareholders of record at the close of business on June 22, 2009, the record date, are entitled to receive notice of and to vote at the 2009 annual meeting or any adjournment(s) thereof. A list of shareholders will be available for inspection by the shareholders beginning June 22, 2009 at our corporate headquarters, located at 5445 NE Dawson Creek Drive, Hillsboro, OR 97124.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

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Shareholders of record as of June 22, 2009 are cordially invited and encouraged to attend the 2009 annual meeting. Directions to attend the annual meeting where you may vote in person can be found on our website: www.radisys.com/corporate/directions.cfm

Meeting Location:

RadiSys Corporation

5445 NE Dawson Creek Drive

Hillsboro, OR 97124

The following materials are available for you to review online:

our 2008 Proxy Statement (including all attachments thereto ); and

our annual report to shareholders for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials )

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet http://bnymellon.mobular.net/bnymellon/rsys

The proxy materials for RadiSys Corporation 2009 annual meeting are available at:

http://bnymellon.mobular.net/bnymellon/rsys

Have this notice available when you request a paper or email copy of the proxy materials, when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this notice available when you access the above referenced web site.

In the top right hand corner of the website click on “Vote Now” to access the electronic proxy card and vote your shares

HOW TO VOTE IN PERSON: IF YOU ARE A SHAREHOLDER OF RECORD AS OF JUNE 22, 2009, YOU ARE INVITED TO ATTEND THE 2009 ANNUAL MEETING AND YOU MAY VOTE IN PERSON. PROXY MATERIALS WILL BE AVAILABLE AND WE WILL GIVE YOU A BALLOT WHEN YOU ARRIVE. DIRECTIONS TO ATTEND THE MEETING CAN BE FOUND ON OUR WEBSITE AT WWW.RADISYS.COM/CORPORATE/DIRECTIONS.CFM

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